SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 29, 2003

                          CELLEGY PHARMACEUTICALS, INC.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                   California
             ------------------------------------------------------
                 (State or other jurisdiction of incorporation)

         0-26372                                               82-0429727
----------------------------                          --------------------------
       (Commission                                           (IRS Employer
       File Number)                                        Identification No.)

       349 Oyster Point Boulevard, Suite 200
              South San Francisco, CA                            94080
--------------------------------------------------------------------------------
      (Address of principal executive offices)                 (Zip Code)

                                 (650) 616-2200
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure (the following discussion is furnished under "Item 12. Results of Operations and Financial Condition").

     In accordance with SEC Release No. 33-8216, the following information, required to be furnished under "Item 12. Results of Operations and Financial Condition," is furnished under "Item 9. Regulation FD Disclosure."

     On April 29, 2003, Cellegy Pharmaceuticals, Inc., announced via press release its financial results for the quarter ended March 31, 2003. A copy of the Company's press release is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2003         CELLEGY PHARMACEUTICALS, INC.

                             By: /s/ A. Richard Juelis
                             A. Richard Juelis
                             Vice President, Finance and Chief Financial Officer